Hartford Life Insurance Company Separate Account Seven:

File No. 333-104356	Hartford Leaders Epic Series I/IR
File No. 333-105254	Hartford Leaders Epic Plus Series I/IR
File No. 333-105270	Hartford Leaders Epic Outlook Series I/IR
File No. 333-69475	Hartford Leaders Solution Series I/IR
Hartford Leaders Elite Series I/IIR
File No. 333-70153	Hartford Leaders Access Series I/IR
File No. 333-68463	Hartford Leader Edge Series I/IR
File No. 333-91927	Hartford Leaders Elite Plus Series I/IR
Hartford Leaders Solution Series I/IR
File No. 333-40414	Hartford Leaders Outlook Series I/IR
Hartford Leaders Elite Outlook Series I/IR
Hartford Leaders Solution Outlook Series I/IR
Huntington Hartford Leaders Outlook Series I/IR

Hartford Life and Annuity Insurance Company Separate Account Seven:

File No. 333-104357	Hartford Leaders Epic Series I/IR
File No. 333-105256	Hartford Leaders Epic Plus Series I/IR
File No. 333-105272	Hartford Leaders Epic Outlook Series I/IR
File No. 333-76419	Hartford Leaders Solution Series I/IR
File No. 333-76425	Hartford Leaders Access Series I/IR
File No. 333-76423	Hartford Leader Edge Series I/IR
File No. 333-91921	Hartford Leaders Solution Series I/IR
File No. 333-40410	Hartford Leaders Elite Outlook Series I/IR
Hartford Leaders Solution Outlook Series I/IR
File No. 333-95785	Hartford Leaders Vision Series I/IR

Annual Product Information Notice

Dated May 1, 2008 to the Prospectus Dated May 1, 2007

Annual Product Information Notice

Dated May 1, 2008

Effective April 30, 2008, we will no longer file updated prospectuses and/or statements of additional information (“SAI”) for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity.  Please keep this Notice for future reference.

Fund Data

Effective May 1, 2008:

•	MFS® Emerging Growth Series is renamed MFS® Growth Series.

•

The investment adviser for the AIM Variable Insurance Funds, A I M Advisers, Inc. has changed its name to Invesco Aim Advisors, Inc. Further, the investment adviser has entered into sub-advisory agreements for each Fund with advisory entities affiliated with Invesco Aim Advisors, Inc.

Distribution Arrangements

For the fiscal year ended December 31, 2007, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $162.2 million (excluding indirect benefits received by offering HLS Funds as investment options), $15.8 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $66.4 million ((excluding corporate-sponsorship related perquisites) or approximately 0.06% based on average assets), respectively.

Legal Matters

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Miscellaneous

Information Regarding Tax-Qualified Retirement Plans, Section 6 is amended to include the following:

The required minimum distribution (RMD) amount for each year is determined generally by dividing the account balance by the applicable life expectancy.  This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year.  The RMD rules also contain a minimum benefit rule which may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse.  RMDs also can be made in the form of annuity payments that satisfy the rules set forth in regulations under the Code relating to RMDs, including incidental benefit restrictions.

HV-6669